UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 21, 2011

Date of report (Date of earliest event reported)

Intermec, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-13279	95-4647021
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6001 36th Avenue West

Everett, Washington 98203-1264

(Address of principal executive offices)(Zip code)

(425) 348-2600

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 21, 2011, we entered into the Second Amendment to Amended and Restated Credit Agreement (the “Second Amendment”) with Wells Fargo Bank, National Association (the “Bank”), amending certain terms and conditions of the Amended and Restated Credit Agreement, dated as of January 14, 2011 (the “Credit Agreement”). A description of material terms of the Second Amendment is hereby incorporated by reference from Item 2.03 of this Report.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Under the Second Amendment, we expanded our borrowing capacity under a secured revolving credit facility established under the Credit Agreement (the “Credit Facility”) from $100 million to $150 million. The Second Amendment extends the maturity date of the Credit Facility from March 3, 2014 to December 31, 2014, and amends certain restrictions and covenants by, for example, lowering the amount of annual net income we are required to earn for fiscal years 2011 through 2013, amending the mix of assets for purposes of computing the Asset Coverage Ratio, and imposing an overall limitation on our ability to borrow money to 2.5 times our annual EBITDA determined quarterly on a rolling basis. It does not amend the interest rate due under the Credit Facility, the consequences of default or the security underlying the Credit Facility.

The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amendment, which is filed as Exhibit 10.1 to this current report and is incorporated herein by reference. A copy of the Credit Agreement is incorporated herein by reference as Exhibit 10.2 and a copy of the First Amendment to Amended and Restated Credit Agreement, dated as of March 3, 2011, by and between Intermec, Inc. and Wells Fargo Bank, National Association is incorporated herein by reference as Exhibit 10.3.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

10.1	Second Amendment to Amended and Restated Credit Agreement, dated as of December 21, 2011, by and between Intermec, Inc., a Delaware corporation, and Wells Fargo Bank, National Association.

10.2	Amended and Restated Credit Agreement, dated as of January 14, 2011, by and between Intermec, Inc., a Delaware corporation, and Wells Fargo Bank, National Association (filed as Exhibit 10.2 to Intermec’s current report on Form 8-K dated January 14, 2011 and incorporated herein by reference).

10.3	First Amendment to Amended and Restated Credit Agreement, dated as of March 3, 2011, by and between Intermec, Inc., a Delaware corporation, and Wells Fargo Bank, National Association (filed as Exhibit 10.1 to Intermec’s current report on Form 8-K dated March 3, 2011 and incorporated herein by reference).

99.1	Intermec, Inc. press release dated December 22, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2011	INTERMEC, INC.

	By:	/s/ Robert J. Driessnack
Robert J. Driessnack Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit	Description

10.1	Second Amendment to Amended and Restated Credit Agreement, dated as of December 21, 2011, by and between Intermec, Inc., a Delaware corporation, and Wells Fargo Bank, National Association.

10.2	Amended and Restated Credit Agreement, dated as of January 14, 2011, by and between Intermec, Inc., a Delaware corporation, and Wells Fargo Bank, National Association (filed as Exhibit 10.2 to Intermec’s current report on Form 8-K dated January 14, 2011 and incorporated herein by reference).

10.3	First Amendment to Amended and Restated Credit Agreement, dated as of March 3, 2011, by and between Intermec, Inc., a Delaware corporation, and Wells Fargo Bank, National Association (filed as Exhibit 10.1 to Intermec’s current report on Form 8-K dated March 3, 2011 and incorporated herein by reference).

99.1	Intermec, Inc. press release dated December 22, 2011.